EXHIBIT 6

WYOMING CERTIFICATE OF DISSOLUTION

This exhibit consists of the attached PDF document identified below.

Description: Certificate of Dissolution and Statement of Intent to Dissolve for American CryptoFed DAO LLC

Document title: Wyoming Secretary of State filing

Associated PDF attachment: Exhibit6_CertificateDiss.pdf

The complete document is provided in the accompanying PDF attachment submitted with this exhibit. This HTML file is submitted as the official EDGAR document for association with the PDF attachment.